AETOS
July 26, 2006



Dear Investor,


Each of our Aetos Capital model portfolios generated a positive return in the second quarter against a backdrop of generally unsettled markets in May and June. Set forth below is our market commentary for the quarter as well as a discussion of the performance of each of our strategy-specific funds and our Opportunities Fund. While our cautious investment approach may have seemed less than ideal during the rally of the first quarter, our diversification and hedges worked well in the subsequent liquidity crunch. Periods of market distress frequently highlight weaknesses in portfolio construction and separate thoughtful investors from return-chasers. In light of the general market turbulence in the second quarter, we are pleased to have preserved capital and look forward to the opportunities that increased volatility may provide going forward.

Our wariness in light of the first quarter's broad-based rally of risky assets proved warranted as the second quarter of 2006 saw a significant re-pricing of risk across asset classes, most notably in equities. The S&P ended the quarter down 1.9%, the MSCI Emerging Markets index was down 4.4% and the Nikkei declined an alarming 9.9%. In general, our concern that liquidity had increased the correlations of asset classes proved out in the second quarter as nearly all asset classes fell in sync, with the riskiest ones declining the most.

Turbulence returned to markets beginning in mid-May, with the VIX spiking to 24% for the first time in over three years before settling back to 13% by the end of June. Equally significant, realized one month volatility at one point reached 16%, up from 8% in April. While concerns over inflation and interest rates were part of the problem, clearly the deeper cause was an increasingly mixed macroeconomic picture. On the one hand, inflation numbers have been ticking up consistently, presently at a 4.3% rate over the last twelve months (2.6% for the core index). Balancing this concern, however, is the apparent softening of both the housing and labor markets.

Much of this uncertainty revolves around the U.S. consumer, long the world's engine for demand growth. While reports of the demise of the U.S. consumer have proved premature in the past, evidence continues to build the case that consumer demand faces headwinds in the months ahead. The data have been frequently cited: an unsustainable negative savings rate, a 300bps increase in the prime rate over the past 18 months and a stalling housing market that until recently had bolstered demand through a powerful wealth effect. The average 30 year fixed mortgage rate has risen to where it was four years ago, while nationwide housing prices are now nearly 50% higher. Cash-out refinancings, which have fueled consumer spending, are now likely to slow in this environment of higher rates and softening housing prices.

 Not coincidently, the markets began their slide on May 11th, the day after the Fed raised rates to 5% and signaled that further increases were possible. At the same time, although less widely discussed, actions by the Bank of Japan also began to suck liquidity from the market. Specifically, the Bank of Japan took action to reduce the money supply through its money market operations beginning in March and becoming much more aggressive in May. The ultimate result was the removal of $185 billion of liquidity from the global economy over the four month period March - June. This removal of liquidity caught many investors off guard and a rush for the exits resulted. We tend to believe the likelihood of continued volatility is high as there is much more liquidity that could be drained from the system in the future: despite its recent tightening actions, the Japanese money supply is currently at 22% of GDP, compared to a historical level of around 12%.

 The effects of the second quarter turbulence on the credit markets were more muted. While spreads widened modestly from their April lows, credit risk premiums in general remain very low and tremendous deal flow continues to successfully come to market. An important reason is that corporate balance sheets remain very strong, with profit margins at record highs and leverage and coverage ratios at healthy levels. At this point there have been few signs of deterioration of fundamentals and yield hungry investors may be willing to continue accepting low risk premiums until proof of deterioration becomes apparent.


 Aetos Capital Multi-Strategy Arbitrage Fund

 The Aetos Capital Multi-Strategy Arbitrage Fund returned 1.42% for the second quarter of 2006, bringing the return for the year to 4.71%. Performance was consistently positive as only two of the twelve funds experienced negative returns for the quarter. The increased volatility in the Asian region benefited our Asian-focused convertible manager (now up over 10% YTD) by creating good opportunities for profitable delta trading of the portfolio. While convertible arbitrage has also recovered nicely in the U.S., we continue to believe that a well-executed convertible strategy in the Asian markets presents greater opportunities for alpha creation due to higher barriers to entry and greater market inefficiencies.

 Deal flow continued to gain steam during the second quarter with $1.8 trillion of global announced M&A YTD, up 30% over last year's level. In particular, opportunities were attractive in Europe, resulting largely from high levels of cross-border M&A activity. Two of the largest deals in Europe during the second quarter were Mittal Steel/Arcelor and Phelps Dodge/Inco/Falconbridge, both of which our managers were actively involved in. While M&A supply remains healthy domestically as well, in general, our managers are finding better spreads and more competitive bidding in Europe.

 Although credit spreads did not experience as much volatility as the equity markets, emerging market debt spreads widened significantly during the quarter. In general, however, spreads ended the quarter only modestly wider. One interesting trend we have been monitoring is the development of the collateralized debt obligation (CDO) market.

Sales of CDOs hit record levels during the last twelve months with issuance of $318 billion, up 61% year over year. One reason for the success of the CDO market has been that the supply of AAA and AA debt to market could not meet the tremendous demand for such high quality paper. By virtue of their structures, CDOs are able to meet this demand. Opinions differ as to the impact of this trend, but our managers generally think that this development will create opportunities in the longer term because many of the buyers of lower-rated tranches of CDOs perform little diligence and might end up selling during periods of market dislocation. In the short term, however, our view is that the need among CDO managers to put this money to work will likely provide a support to credit spreads.


Aetos Capital Distressed Fund

The Aetos Capital Distressed Investment Strategies Fund returned 1.37% for the second quarter of 2006, bringing the return for the year to 4.82%. A general lack of new distressed supply continued to limit opportunities during the quarter, but we are pleased that our managers were able to grind out positive returns despite the turbulent conditions.

 On the positive side, several developments in protracted bankruptcy cases led to gains during the second quarter. In particular, the liquidation of Enron continued to move forward as creditors' claims were converted to equity interests in Portland General. Additionally, certain auto related positions appreciated during the quarter as the burdened companies advanced the restructuring process.

 Discussions with our distressed managers confirm that they too recognize the asymmetric risks associated with current credit risk premiums. As such, they remain in a defensive posture with investments generally in senior securities with shorter durations. Still, we expect that should the credit markets materially deteriorate many of our distressed managers would experience negative returns in the short term. Despite this short term markdown, such a dislocation should create sizeable opportunities for experienced managers to create alpha through security selection.


Aetos Capital Long/Short Strategies Fund

The Aetos Capital Long/Short Strategies Fund returned 0.11% for the second quarter of 2006, bringing the return for the year to 4.09%. Although we are never excited about a flat quarter, we are generally pleased that our managers were largely able to preserve capital in a period of high turmoil in the equity markets. During the quarter there were 14 days where the S&P moved by more than 1% in absolute terms. Fundamentals, in general, remain strong across most sectors. Although S&P estimates that the second quarter will be the first in 17 quarters to record earnings growth below 10%, full year 2006 EPS growth is expected to be in the double digits as record share buybacks combined with increased interest earnings on cash provide a substantial boost in addition to organic growth.

Sectors that are consumer-related, however, have begun to show cracks and should present opportunities in the months ahead. While shorting stocks has become an increasingly difficult game in recent years, we are optimistic that a short-selling renaissance may be in its early stages. Many of our managers have commented that they foresee increasing opportunities on the short side as moderating demand and continued high commodity prices should create good opportunities for stock pickers as weaker companies fail to meet Wall Street's high expectations.

One area where substantial alpha was realized across a number of managers was in housing and housing-related companies. The trend of downward earnings revisions that began in early March continued more broadly in the second quarter as all major homebuilders reported rapidly softening demand for new homes, increased use of incentives and rising cancellations of sales. Despite significant declines already in the first quarter, Toll Brothers, DR Horton and Pulte Homes were all down over 25% in the second quarter as the new home construction market deteriorated more rapidly than many expected. Although some cited low P/Es as a reason to avoid shorting homebuilders, many of our managers recognized that a P/E figure is meaningless without carefully evaluating the "E". Specifically, estimates for earnings were wildly optimistic in many cases, making a much stronger case for shorting.

A number of our long/short managers took the opportunity to add to their highest conviction names in the midst of mid-June's large sell off. While this may increase short- term volatility, we believe that taking the long-term view should pay dividends once this period of indiscriminate selling ends.


Aetos Capital Market Neutral Fund

The Aetos Capital Market Neutral Fund returned 1.30% for the second quarter of 2006, bringing the return for the year to 1.77%. While the performance year to date remains unimpressive, we were pleased with the positive performance in the midst of the second quarter's turbulence. The fund's short exposure to U.S. low quality and small caps was beneficial during this period as a flight to quality occurred among investors. This flight to quality is evidenced by the fact that the Dow ended the quarter up slightly while the Russell 2000 was down 5.2%. We have a high level of conviction in this relative value trade and believe that it should continue to produce attractive gains in future months.

One position that hurt performance was a position within a tactical asset allocation strategy that was long emerging markets vs. S&P. In addition, quantitative momentum factors failed to deliver positive returns during this period due to the reversal of recent market trends.

 In past quarters, we have bemoaned the low volatility environment and its muting impact on returns for market neutral managers. We believe that a higher volatility environment should provide more opportunities for our tactical asset allocation strategies going forward.

 Aetos Capital Opportunities Fund

 The Aetos Capital Opportunities Fund returned -2.18% for the second quarter of 2006, bringing the return for the year to 0.48%. We were disappointed with the performance of the fund during this period, but remind ourselves that this fund was designed for higher volatility, both good and bad. The fund's performance was hurt by two outliers (both down around 10%), while most managers performed reasonably well. Like many of our opportunities fund managers, these two funds run highly concentrated portfolios. In the case of one of these managers, a 10% position in a technology company was subject to a technically driven sell off during the month of May, sending its shares down over 30%. The manager reassessed the company's fundamentals, concluded that the investment thesis remains strong and continues to hold the position. While this concentrated portfolio construction can produce high volatility, we believe over the long term allocating more time to fewer, higher conviction investments should prove fruitful.

On the positive side, our Japan/Asia focused L/S manager, despite the steep decline in the Nikkei, was able to return 1.4% for the quarter. The fundamental, value oriented approach of this manager clearly exhibits the best of absolute return investing: produce solid returns in up markets and preserve capital in times of distress.


 Outlook

 Over the past few years there have been other periods (most notably April-May
 2005) when volatility spiked, only to quickly return to historically low levels. While volatility once again moderated by the end of June, there are several reasons to believe that this will be short lived. Our expectation is that the recent pickup in volatility will continue as the U.S. has exited a period of historically low interest rates.

 We have been pleased that our managers avoided much of the pain of this past quarter by positioning their portfolios to avoid those situations where a momentum-driven market had driven valuations to unattractive levels. We continue to monitor the portfolio carefully to ensure that we are protected on the downside should recent events continue and are actively researching new potential opportunities that may arise should further dislocations occur.


 Sincerely,


 Anne Casscells
 Chief Investment Officer